Exhibit 10.15

Spouse Undertaking

To: Zhuhai Meizhilian Education Technology Co., Ltd. (“Zhuhai Meizhilian”)

I am the spouse of Tong Zeng, the shareholder of Shenzhen Meten International Education Co., Ltd. (“Meten Education”). Tong Zeng currently directly holds 3.1719% equity of Meten Education. Tong Zeng together with Zhuhai Meizhilian, shareholders of Meten Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Technical Service and Management Consulting Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Meizhilian:

1.              I fully understand and independently and irrevocably agree that Tong Zeng sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Tong Zeng in Meten Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Meizhilian under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Tong Zeng and / or her authorized person to, at the request by Zhuhai Meizhilian, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Tong Zeng in Meten Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Tong Zeng in Meten Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Tong Zeng or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Meizhilian and me in writing. There is no need for Zhuhai Meizhilian and Tong Zeng to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

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7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Binhua Miao

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Meizhilian Education Technology Co., Ltd. (“Zhuhai Meizhilian”)

I am the spouse of Yongchao Chen, the shareholder of Shenzhen Meten International Education Co., Ltd. (“Meten Education”). Yongchao Chen currently directly holds 0.5% equity of Meten Education. Yongchao Chen together with Zhuhai Meizhilian, shareholders of Meten Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Technical Service and Management Consulting Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Meizhilian:

1.              I fully understand and independently and irrevocably agree that Yongchao Chen sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Yongchao Chen in Meten Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Meizhilian under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Yongchao Chen and / or his authorized person to, at the request by Zhuhai Meizhilian, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Yongchao Chen in Meten Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Yongchao Chen in Meten Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Yongchao Chen or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Meizhilian and me in writing. There is no need for Zhuhai Meizhilian and Yongchao Chen to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Weijun Deng

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Meizhilian Education Technology Co., Ltd. (“Zhuhai Meizhilian”)

I am the spouse of Yun Feng, the shareholder of Shenzhen Meten International Education Co., Ltd. (“Meten Education”). Yun Feng currently directly holds 4.9146% equity of Meten Education. Yun Feng together with Zhuhai Meizhilian, shareholders of Meten Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Technical Service and Management Consulting Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Meizhilian:

1.              I fully understand and independently and irrevocably agree that Yun Feng sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Yun Feng in Meten Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Meizhilian under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Yun Feng and / or his authorized person to, at the request by Zhuhai Meizhilian, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Yun Feng in Meten Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Yun Feng in Meten Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Yun Feng or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Meizhilian and me in writing. There is no need for Zhuhai Meizhilian and Yun Feng to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

(Signature Page Follows)

(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Sumei Xiao

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Meizhilian Education Technology Co., Ltd. (“Zhuhai Meizhilian”)

I am the spouse of Yupeng Guo, the shareholder of Shenzhen Meten International Education Co., Ltd. (“Meten Education”). Yupeng Guo currently directly holds 13.0829% equity of Meten Education. Yupeng Guo together with Zhuhai Meizhilian, shareholders of Meten Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Technical Service and Management Consulting Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Meizhilian:

1.              I fully understand and independently and irrevocably agree that Yupeng Guo sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Yupeng Guo in Meten Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Meizhilian under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Yupeng Guo and / or his authorized person to, at the request by Zhuhai Meizhilian, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Yupeng Guo in Meten Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Yupeng Guo in Meten Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Yupeng Guo or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Meizhilian and me in writing. There is no need for Zhuhai Meizhilian and Yupeng Guo to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

(Signature Page Follows)

(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Tianhua Zheng

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Meizhilian Education Technology Co., Ltd. (“Zhuhai Meizhilian”)

I am the spouse of Siguang Peng, the shareholder of Shenzhen Meten International Education Co., Ltd. (“Meten Education”). Siguang Peng currently directly holds 13.808% equity of Meten Education. Siguang Peng together with Zhuhai Meizhilian, shareholders of Meten Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Technical Service and Management Consulting Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Meizhilian:

1.              I fully understand and independently and irrevocably agree that Siguang Peng sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Siguang Peng in Meten Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Meizhilian under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Siguang Peng and / or his authorized person to, at the request by Zhuhai Meizhilian, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Siguang Peng in Meten Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Siguang Peng in Meten Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Siguang Peng or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Meizhilian and me in writing. There is no need for Zhuhai Meizhilian and Siguang Peng to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

(Signature Page Follows)

(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Na Dong

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Meizhilian Education Technology Co., Ltd. (“Zhuhai Meizhilian”)

I am the spouse of Jun Yao, the shareholder of Shenzhen Meten International Education Co., Ltd. (“Meten Education”). Jun Yao currently directly holds 3.6719% equity of Meten Education. Jun Yao together with Zhuhai Meizhilian, shareholders of Meten Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Technical Service and Management Consulting Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Meizhilian:

1.              I fully understand and independently and irrevocably agree that Jun Yao sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Jun Yao in Meten Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Meizhilian under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Jun Yao and / or his authorized person to, at the request by Zhuhai Meizhilian, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Jun Yao in Meten Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Jun Yao in Meten Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Jun Yao or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Meizhilian and me in writing. There is no need for Zhuhai Meizhilian and Jun Yao to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

(Signature Page Follows)

(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Xiaoling Liu

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Meizhilian Education Technology Co., Ltd. (“Zhuhai Meizhilian”)

I am the spouse of Jishuang Zhao, the shareholder of Shenzhen Meten International Education Co., Ltd. (“Meten Education”). Jishuang Zhao currently directly holds 27.325% equity of Meten Education. Jishuang Zhao together with Zhuhai Meizhilian, shareholders of Meten Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Technical Service and Management Consulting Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Meizhilian:

1.              I fully understand and independently and irrevocably agree that Jishuang Zhao sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Jishuang Zhao in Meten Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Meizhilian under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Jishuang Zhao and / or his authorized person to, at the request by Zhuhai Meizhilian, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Jishuang Zhao in Meten Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Jishuang Zhao in Meten Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Jishuang Zhao or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Meizhilian and me in writing. There is no need for Zhuhai Meizhilian and Jishuang Zhao to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Mo Gao

Identification Card Number: [ ]